UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2012

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VOLCANO CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)
(800) 228-4728
(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement.

On December 14, 2012, Volcano Corporation (the “Company”) and Kilroy Realty, L.P., a Delaware limited partnership (the “Landlord”) entered into a Second Amendment to Office Lease (the “Amendment”), amending the parties' existing Office Lease dated December 28, 2009, as amended (the “Lease”), under which the Company leases its corporate headquarters of approximately 35,000 square feet at 3661 Valley Centre Drive, San Diego, California. Pursuant to the Amendment, the Company will relocate its corporate headquarters to a space of approximately 93,000 square feet located at 3721 Valley Centre Drive, San Diego, California (the “Substituted Premises”), effective upon the earlier to occur of the date upon which the Company firsts begins conducting business at the Substituted Premises or the date upon which the Substituted Premises is ready for occupancy, which the parties currently estimate to be August 1, 2013 (such date, as applicable, the “Substituted Premises Commencement Date”). The expiration date of the Lease will be extended from July 31, 2015 to the date falling on the last day of the calendar month in which the 10th anniversary of the Substituted Premises Commencement Date occurs (unless occurring on the first day of the month, in which case the expiration date will be the date immediately preceding the 10th anniversary of the Substituted Premises Commencement Date), unless sooner terminated (the “Extended Term”). The Amendment also provides the Company with an option to extend the Lease for a period of five years following the Extended Term, as well as a right of first refusal through the end of the Extended Term with respect to a portion of the Substituted Premises. The Company's monthly base rent for the Substituted Premises will start at $285,912.52 commencing on the Substituted Premises Commencement Date (a portion which monthly base rent will be subject to abatement for the first 12 months) and will increase on an annual basis up to a maximum monthly base rent of $424,136.18. The Landlord has also agreed to provide the Company with a tenant improvement allowance of $4,167,090.00 for improvements of the Substituted Premises.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/ S / Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel
Dated: December 20, 2012